*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivabl
   Payment Rate                                           25.982%
   Annualized Gross Cash Yield (excluding pr              17.588%
   Annualized Net Default Rate                             5.651%
   Annualized Portfolio Yield                             11.937%

Delinquency status of accounts:
   5 - 29 days ($)                                234,917,532.35
   5 - 29 days (%)     (Gross/Gross)                        3.65%
   30 - 59 days($)                                 90,895,804.74
   30 - 59 days (%)     (Gross/Gross)                       1.41%
   60+ days ($)                                   184,431,491.94
   60+ days (%)     (Gross/Gross)                           2.87%
        Total ($)                                 510,244,829.03
        Total (%)     (Gross/Gross)                         7.93%

Collections
   Principal                                    1,664,741,604.26
   Finance Charge                                  69,103,834.76
   Fees                                            10,759,338.83
   Allocated Interchange                           18,181,483.45
   Other Recoveries                                   368,795.99
   Total                                        1,763,155,057.29

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Gross Principal Defaults                        32,697,894.81
   Principal Recoveries                             1,077,976.65
   Defaulted Receivables Repurchased Pursuan                0.00
   Defaulted Receivables Repurchased Pursuan                0.00
   Net Defaulted Amount (Gross Defaults less       31,619,918.16

*** Reallocated Investor Finance Charge and Administrative
Collectio

Reallocated Investor Finance Charge and Admi       15,651,296.98
Investor Defaulted Amount (Gross)                   5,156,015.25
Series Adjusted Portfolio Yield                           11.895%

*** Class A Invested Percentage Allocations

Class A Invested Percentage                           84.9996411%
Fixed Class A Invested Percentage                     84.9996411%

Class A Monthly Interest (Due) [Section 4.08        4,831,723.00
Overdue Class A Monthly Interest (Due) [Sect                0.00
Class A Additional Interest (Due) [Section 4                0.00
Overdue Class A Additional Interest (Due) [S                0.00
Class A Investor Default Amount                     4,382,594.46
Allocable Servicing Fee (Due) [Section 3]           1,764,713.33
Previously unpaid Allocable Servicing Fee                   0.01

Class A Required Amount [Section 4.09(a)]                   0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req                0.00
     From Cash Collateral Account Withdrawls                0.00
     From Subordinated Principal Collections                0.00
     Total ("Funded Class A Required Amount"                0.00

Class A Invested Percentage of Reallocated F       13,303,546.26
Amount that constitutes Excess FC&A [Section        2,324,515.46
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
Total Available for Class A Invested Percent       10,979,030.80

Class A Monthly Interest (Paid)                     4,831,723.00
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (P        4,382,594.46
Allocable Servicing Fee (Paid)                      1,764,713.33
Previously unpaid Allocable Servicing Fee (P                0.01

Class A Interest Shortfall                                  0.00

*** Class B Invested Percentage Allocations                 0.00

Class B Invested Percentage                            5.0003400%
Fixed Class B Invested Percentage                      5.0003400%

Class B Monthly Interest (Due) [Section 4.08          233,840.42
Overdue Class B Monthly Interest (Due) [Sect                0.00
Class B Additional Interest (Due) [Section 4                0.00
Overdue Class B Additional Interest (Due) [S                0.00
Class B Investor Default Amount                       257,818.29

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4                0.00
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4          257,818.29
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                     257,818.29

Class B Invested Percentage of Reallocated F          782,618.06
Amount that constitutes Excess FC&A [Section          548,777.64
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funded Class B Default Amount                         257,818.29
Total Available for Class B Floating Allocat          491,658.71

Class B Monthly Interest (Paid)                       233,840.42
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amoun          257,818.29

Class B Interest Shortfall                                  0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                        10.0000189%

Collateral Monthly Interest (Due) [Section 4          648,441.96
Overdue Collateral Monthly Interest (Due) [S                0.00
Collateral Additional Interest (Due) [Sectio                0.00
Overdue Collateral Additional Interest (Due)                0.00
Collateral Investor Default Amount                    515,602.50

Collateral Invested Percentage of Reallocate        1,565,132.65
Amount that constitutes Excess FC&A [Section          916,690.69
From Excess Reallocated FC&A to Fund Collate          515,602.50
Total Available for Collateral Invested Perc        1,164,044.46

Collateral Monthly Interest (Paid)                    648,441.96
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid                0.00
Reimbursement of Collateral Default Amount (          515,602.50

Collateral Interest Shortfall                               0.00

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Secti        2,324,515.46
      Excess Class B Reallocated FC&A [Secti          548,777.64
      Excess Collateral Interest Reallocated          916,690.69
         Total                                      3,789,983.79
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Se                0.00
    Allocated to reimburse Class A Investor                 0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13                0.00
    Allocated to fund the Class B Investor D          257,818.29
    Allocated to reimburse Class B Invested                 0.00
    Allocated to unpaid Allocated Servicing                 0.00
    Allocated to fund the Collateral Default          515,602.50
    Allocated to reimburse Collateral Invest                0.00
    Allocated to the Cash Collateral Account                0.00
    Allocated pursuant to the Collateral Agr        3,016,563.00

Subordinated Principal Collections [Section        39,377,023.36
   Allocated to Class A Required Amount [Sec                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15                0.00
    Allocated to fund the Class B Investor D                0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted PortNot Triggered
   Other Amortization Events                Not Triggered
Transaction Period                          REVOLVING

Principal Allocation Percentage             N/A
Principal Allocation Percentage Numerator   N/A

Available Investor Principal Collections
     Investor Principal Collections               240,896,850.72
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1993-1 Excess Principal Collecti                0.00
     [Subordinated Series Reallocated Princi                0.00
  Available Investor Principal Collections        240,896,850.72

Collateral Principal Collections                   26,766,372.92

Controlled Distribution Amount              N/A
Class A Monthly Principal (Due) [Section 4.0                0.00
Class A Monthly Principal (Paid)                            0.00

Deficit Controlled Amortization Amount                      0.00

Total Available to Pay Class B Monthly Princ      240,896,850.72
Class B Monthly Principal (Due) [Section 4.0                0.00
Class B Monthly Principal (Paid)                            0.00

Collateral Monthly Principal (Due) [Section                 0.00
Collateral Monthly Principal (Paid)                         0.00

Series 1993-1 Principal Shortfall                           0.00
Trust Excess Principal Collections                267,663,223.64


*** Funding Accounts ***

Class A Principal Funding Account deposit   N/A
Principal Distributed to Class A Certificate                0.00
Class A Principal Funding Account Balance   N/A

Class B Principal Funding Account deposits                  0.00
Principal Distributed to Class B Certificate                0.00
Class B Principal Funding Account Balance   N/A

Class A Interest Payment/Deposit
   from Collection Account                          4,831,723.00
   from Principal Funding Account           N/A
   Paid to Class A Certificateholders               4,831,723.00
   Principal Funding Account Balance        N/A

Class B Interest Payment/Deposit
   from Collection Account                            233,840.42
   from Principal Funding Account           N/A
   Paid to Class B Certificateholders                 233,840.42
   Principal Funding Account Balance        N/A

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Off                0.00
Cumulative Unreimbursed Class A Investor Cha                0.00

Reduction of Class B Invested Amount (Other                 0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Off                0.00
Cumulative Unreimbursed Class B Investor Cha                0.00

Reduction of the Collateral Invested Amount                 0.00
Previous month's ending Collateral Invested       105,883,000.00
Current Month's ending Collateral Invested A      105,883,000.00
Reimbursement of Collateral Invested Amount                 0.00
Cumulative Unreimbursed Collateral Invested                 0.00

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing                 0.00
Cumulative unreimbursed unpaid Allocated Ser                0.01



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Mont    6,714,768,078.71
Average Principal outstanding based upon add    6,714,768,078.71
Principal Receivables outstanding               6,343,365,954.56
Finance Charge and Administrative Receivable       90,984,632.85

Class A Invested Amount                           900,000,000.00
Class B Invested Amount                            52,945,000.00
Collateral Invested Amount                        105,883,000.00

Series Adjusted Invested Amount                 1,058,828,000.00
Series Required Sellers Amount                     74,117,960.00
Required Collateral Amount                        105,883,000.00
Available Collateral Amount                       105,883,000.00

Class A Certificate Balance                       900,000,000.00
Class B Certificate Balance                        52,945,000.00

*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-O                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default A                0.00
      To reimburse Class B Invested Amount r                0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  0.00
   Net Available                                            0.00
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       0.00
   Cash Collateral Account Surplus                          0.00
   End Balance                                              0.00
Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00
*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest         5.368581111
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter         5.368581111

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rat            0.000000%
     a. One-month LIBOR                                 5.484380%
     b. Spread                                          0.200000%
     c. Class A Certificate Rate                        5.684380%
   2. Beginning Invested Amount                   900,000,000.00
   3. Number of Days in the Interest Period                   34

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of Finance Charge & Ad       98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class A Invested Percentage                 84.9996411%
      (b) Principal Allocation Percentage   N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                         0.00
      (b) Total amount on deposit in Principal
          Funding Account                   N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class A Investor Default Amount               4,382,594.46

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Paymen                0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                              0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of s                0.00

   7. Allocable Servicing Fee paid for the D                0.00
      Date(s) with respect to the Payment Da        1,764,713.33

   8. Deficit Controlled Amortization Amount                0.00

D. Class A Pool Factor                                 1.0000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

F. Class B Certificates

   1. Class B Invested Amount as of the end        52,945,000.00

   2. Available Collateral Invested Amount a      105,883,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                 31-Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            4.416667
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            4.416667

B. Calculation of Class B Interest

   1. Class B Coupon                                        5.30%
   2. Beginning Invested Amount                    52,945,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of FC&A                      98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class B Invested Percentage                  5.0003400%
      (b) Principal Allocation Percentage   N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                     0.00
      (b) Total amount on deposit in Principal
          Funding Account                   N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class B Investor Default Amount                 257,818.29

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                      0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other red                0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
          B Invested Amount as of the end of s                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                               0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date                                      0.00%

   8. Available Collateral Invested Amount        105,883,000.00

   9. Deficit Controlled Amortization Amount                0.00

D. Class B Pool Factor                                 1.0000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivabl
   Payment Rate                                           25.982%
   Annualized Gross Cash Yield (excluding pr              17.588%
   Annualized Net Default Rate                             5.651%
   Annualized Portfolio Yield                             11.937%

Delinquency status of accounts:
   5 - 29 days ($)                                234,917,532.35
   5 - 29 days (%)     (Gross/Gross)                        3.65%
   30 - 59 days($)                                 90,895,804.74
   30 - 59 days (%)     (Gross/Gross)                       1.41%
   60+ days ($)                                   184,431,491.94
   60+ days (%)     (Gross/Gross)                           2.87%
        Total ($)                                 510,244,829.03
        Total (%)     (Gross/Gross)                         7.93%

Collections
   Principal                                    1,664,741,604.26
   Finance Charge                                  69,103,834.76
   Fees                                            10,759,338.83
   Allocated Interchange                           18,181,483.45
   Other Recoveries                                   368,795.99
   Total                                        1,763,155,057.29

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Gross Principal Defaults                        32,697,894.81
   Principal Recoveries                             1,077,976.65
   Defaulted Receivables Repurchased Pursuan                0.00
   Defaulted Receivables Repurchased Pursuan                0.00
   Net Defaulted Amount (Gross Defaults less       31,619,918.16

*** Reallocated Investor Finance Charge and Administrative
Collectio

Reallocated Investor Finance Charge and Admi        8,358,889.42
Investor Defaulted Amount (Gross)                   2,864,444.26
Series Adjusted Portfolio Yield                           11.209%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                           84.9998980%
Fixed Class A Invested Percentage                     84.9998980%

Class A Monthly Interest (Due) [Section 4.08        2,333,333.33
Overdue Class A Monthly Interest (Due) [Sect                0.00
Class A Additional Interest (Due) [Section 4                0.00
Overdue Class A Additional Interest (Due) [S                0.00
Class A Investor Default Amount                     2,434,774.70
Allocable Servicing Fee (Due) [Section 3]             980,393.33
Previously unpaid Allocable Servicing Fee                   0.00

Class A Required Amount [Section 4.09(a)]                   0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req                0.00
     From Cash Collateral Account Withdrawls                0.00
     From Subordinated Principal Collections                0.00
     Total ("Funded Class A Required Amount"                0.00

Class A Invested Percentage of Reallocated F        7,105,047.48
Amount that constitutes Excess FC&A [Section        1,356,546.12
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
Total Available for Class A Invested Percent        5,748,501.36

Class A Monthly Interest (Paid)                     2,333,333.33
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (P        2,434,774.70
Allocable Servicing Fee (Paid)                        980,393.33
Previously unpaid Allocable Servicing Fee (P                0.00

Class A Interest Shortfall                                  0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                            5.0000340%
Fixed Class B Invested Percentage                      5.0000340%

Class B Monthly Interest (Due) [Section 4.08          144,609.00
Overdue Class B Monthly Interest (Due) [Sect                0.00
Class B Additional Interest (Due) [Section 4                0.00
Overdue Class B Additional Interest (Due) [S                0.00
Class B Investor Default Amount                       143,223.19

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4                0.00
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4          143,223.19
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                     143,223.19

Class B Invested Percentage of Reallocated F          417,947.31
Amount that constitutes Excess FC&A [Section          273,338.31
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funded Class B Default Amount                         143,223.19
Total Available for Class B Floating Allocat          287,832.19

Class B Monthly Interest (Paid)                       144,609.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amoun          143,223.19

Class B Interest Shortfall                                  0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                        10.0000680%

Collateral Monthly Interest (Due) [Section 4          360,246.22
Overdue Collateral Monthly Interest (Due) [S                0.00
Collateral Additional Interest (Due) [Sectio                0.00
Overdue Collateral Additional Interest (Due)                0.00
Collateral Investor Default Amount                    286,446.37

Collateral Invested Percentage of Reallocate          835,894.63
Amount that constitutes Excess FC&A [Section          475,648.41
From Excess Reallocated FC&A to Fund Collate          286,446.37
Total Available for Collateral Invested Perc          646,692.59

Collateral Monthly Interest (Paid)                    360,246.22
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid                0.00
Reimbursement of Collateral Default Amount (          286,446.37

Collateral Interest Shortfall                               0.00

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Secti        1,356,546.12
      Excess Class B Reallocated FC&A [Secti          273,338.31
      Excess Collateral Interest Reallocated          475,648.41
         Total                                      2,105,532.84
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Se                0.00
    Allocated to reimburse Class A Investor                 0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13                0.00
    Allocated to fund the Class B Investor D          143,223.19
    Allocated to reimburse Class B Invested                 0.00
    Allocated to unpaid Allocated Servicing                 0.00
    Allocated to fund the Collateral Default          286,446.37
    Allocated to reimburse Collateral Invest                0.00
    Allocated to the Cash Collateral Account                0.00
    Allocated pursuant to the Collateral Agr        1,675,863.28

Subordinated Principal Collections [Section        21,875,683.34
   Allocated to Class A Required Amount [Sec                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15                0.00
    Allocated to fund the Class B Investor D                0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted PortNot Triggered
   Other Amortization Events                Not Triggered
Transaction Period                          REVOLVING

Principal Allocation Percentage             N/A
Principal Allocation Percentage Numerator   N/A

Available Investor Principal Collections
     Investor Principal Collections               133,831,106.24
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1993-2 Excess Principal Collecti                0.00
     [Subordinated Series Reallocated Princi                0.00
  Available Investor Principal Collections        133,831,106.24

Collateral Principal Collections                   14,870,235.26

Controlled Distribution Amount              N/A
Class A Monthly Principal (Due) [Section 4.0                0.00
Class A Monthly Principal (Paid)                            0.00

Deficit Controlled Amortization Amount                      0.00

Total Available to Pay Class B Monthly Princ      133,831,106.24
Class B Monthly Principal (Due) [Section 4.0                0.00
Class B Monthly Principal (Paid)                            0.00

Collateral Monthly Principal (Due) [Section                 0.00
Collateral Monthly Principal (Paid)                         0.00

Series 1993-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                148,701,341.50


*** Funding Accounts ***

Class A Principal Funding Account deposit   N/A
Principal Distributed to Class A Certificate                0.00
Class A Principal Funding Account Balance   N/A

Class B Principal Funding Account deposits                  0.00
Principal Distributed to Class B Certificate                0.00
Class B Principal Funding Account Balance   N/A

Class A Interest Payment/Deposit
   from Collection Account                          2,333,333.33
   from Principal Funding Account           N/A
   Paid to Class A Certificateholders               2,333,333.33
   Principal Funding Account Balance        N/A

Class B Interest Payment/Deposit
   from Collection Account                            144,609.00
   from Principal Funding Account           N/A
   Paid to Class B Certificateholders                 144,609.00
   Principal Funding Account Balance        N/A

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Off                0.00
Cumulative Unreimbursed Class A Investor Cha                0.00

Reduction of Class B Invested Amount (Other                 0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Off                0.00
Cumulative Unreimbursed Class B Investor Cha                0.00

Reduction of the Collateral Invested Amount                 0.00
Previous month's ending Collateral Invested        58,824,000.00
Current Month's ending Collateral Invested A       58,824,000.00
Reimbursement of Collateral Invested Amount                 0.00
Cumulative Unreimbursed Collateral Invested                 0.00

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing                 0.00
Cumulative unreimbursed unpaid Allocated Ser                0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Mont    6,714,768,078.71
Average Principal outstanding based upon add    6,714,768,078.71
Principal Receivables outstanding               6,343,365,954.56
Finance Charge and Administrative Receivable       90,984,632.85

Class A Invested Amount                           500,000,000.00
Class B Invested Amount                            29,412,000.00
Collateral Invested Amount                         58,824,000.00

Series Adjusted Invested Amount                   588,236,000.00
Series Required Sellers Amount                     41,176,520.00
Required Collateral Amount                         58,824,000.00
Available Collateral Amount                        58,824,000.00

Class A Certificate Balance                       500,000,000.00
Class B Certificate Balance                        29,412,000.00

*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-O                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default A                0.00
      To reimburse Class B Invested Amount r                0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  0.00
   Net Available                                            0.00
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       0.00
   Cash Collateral Account Surplus                          0.00
   End Balance                                              0.00
Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00
*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97

*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            4.666667
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            4.666667

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                            5.60%
   2. Beginning Invested Amount                   500,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of Finance Charge & Ad       98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class A Invested Percentage                 84.9998980%
      (b) Principal Allocation Percentage   N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                         0.00
      (b) Total amount on deposit in Principal
          Funding Account                   N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)                     3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)                     1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)                     2.87%

   5. Class A Investor Default Amount               2,434,774.70


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
          Distribution Date(s) with respect to the Paymen   0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                              0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of s                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Da          980,393.33

   8. Deficit Controlled Amortization Amount                0.00

D. Class A Pool Factor                                 1.0000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

F. Class B Certificates

   1. Class B Invested Amount as of the end        29,412,000.00

   2. Available Collateral Invested Amount a       58,824,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust               Feb-97
*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest            4.916667
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            4.916667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                          5.9000%
   2. Beginning Class B Invested Amount            29,412,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of FC&A                      98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class B Invested Percentage                  5.0000340%
      (b) Principal Allocation Percentage   N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                 0.000000
      (b) Total amount on deposit in Principal
          Funding Account                   N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)                     3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                                            1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                                            2.87%

   5. Class B Investor Default Amount                 143,223.19

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                  0.000000
      (b) The amount of Item 6(a) per $1,000            0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other red            0.000000
      (d) The amount of Item 6(c) per $1,000            0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
          B Invested Amount as of the end of s          0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                           0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at c            0.000000
          Payment Date                                  0.000000

   8. Available Collateral Invested Amount         58,824,000.00

   9. Deficit Controlled Amortization Amount                0.00

D. Class B Pool Factor                               1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivabl
   Payment Rate                                           25.982%
   Annualized Gross Cash Yield (excluding pr              17.588%
   Annualized Net Default Rate                             5.651%
   Annualized Portfolio Yield                             11.937%

Delinquency status of accounts:
   5 - 29 days ($)                                234,917,532.35
   5 - 29 days (%)     (Gross/Gross)                        3.65%
   30 - 59 days($)                                 90,895,804.74
   30 - 59 days (%)     (Gross/Gross)                       1.41%
   60+ days ($)                                   184,431,491.94
   60+ days (%)     (Gross/Gross)                           2.87%
        Total ($)                                 510,244,829.03
        Total (%)     (Gross/Gross)                         7.93%

Collections
   Principal                                    1,664,741,604.26
   Finance Charge                                  69,103,834.76
   Fees                                            10,759,338.83
   Allocated Interchange                           18,181,483.45
   Other Recoveries                                   368,795.99
   Total                                        1,763,155,057.29

Aggregate Principal Shortfalls for Group 1                  0.00

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Gross Principal Defaults                        32,697,894.81
   Principal Recoveries                             1,077,976.65
   Defaulted Receivables Repurchased Pursuan                0.00
   Defaulted Receivables Repurchased Pursuan                0.00
   Net Defaulted Amount (Gross Defaults less       31,619,918.16

*** Reallocated Investor Finance Charge and Administrative
Collectio

Reallocated Investor Finance Charge and Admi       14,772,832.27
Investor Defaulted Amount (Gross)                   4,869,549.39
Series Adjusted Portfolio Yield                           11.884%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                           85.0000000%
Fixed Class A Invested Percentage                     85.0000000%

Class A Monthly Interest (Due) [Section 4.08        4,523,155.06
Overdue Class A Monthly Interest (Due) [Sect                0.00
Class A Additional Interest (Due) [Section 4                0.00
Overdue Class A Additional Interest (Due) [S                0.00
Class A Investor Default Amount                     4,139,116.98
Allocable Servicing Fee (Due) [Section 3]           1,666,666.67
Previously unpaid Allocable Servicing Fee                  (0.00)

Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req                0.00
     From Cash Collateral Account Withdrawls                0.00
     From Subordinated Principal Collections                0.00
     Total ("Funded Class A Required Amount"                0.00

Class A Invested Percentage of Reallocated F       12,556,907.43
Amount that constitutes Excess FC&A [Section        2,227,968.72
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
Total Available for Class A Invested Percent       10,328,938.71

Class A Monthly Interest (Paid)                     4,523,155.06
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (P        4,139,116.98
Allocable Servicing Fee (Paid)                      1,666,666.67
Previously unpaid Allocable Servicing Fee (P                0.00

Class A Interest Shortfall                                  0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                            5.0000000%
Fixed Class B Invested Percentage                      5.0000000%

Class B Monthly Interest (Due) [Section 4.08          252,083.33
Overdue Class B Monthly Interest (Due) [Sect                0.00
Class B Additional Interest (Due) [Section 4                0.00
Overdue Class B Additional Interest (Due) [S                0.00
Class B Investor Default Amount                       243,477.47
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4                0.00
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4          243,477.47
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                     243,477.47

Class B Invested Percentage of Reallocated F          738,641.61
Amount that constitutes Excess FC&A [Section          486,558.28
Funded Excess current or overdue Class B Mon                   0
  Class B Additional Interest or the Cummula                0.00
Funded Class B Default Amount                         243,477.47
Total Available for Class B Floating Allocat          495,560.80

Class B Monthly Interest (Paid)                       252,083.33
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amoun          243,477.47

Class B Interest Shortfall                                  0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                        10.0000000%

Collateral Monthly Interest (Due) [Section 4          612,413.67
Overdue Collateral Monthly Interest (Due) [S                0.00
Collateral Additional Interest (Due) [Sectio                0.00
Overdue Collateral Additional Interest (Due)                0.00
Collateral Investor Default Amount                    486,954.94

Collateral Invested Percentage of Reallocate        1,477,283.23
Amount that constitutes Excess FC&A [Section          864,869.56
From Excess Reallocated FC&A to Fund Collate          486,954.94
Total Available for Collateral Invested Perc        1,099,368.61

Collateral Monthly Interest (Paid)                    612,413.67
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid                0.00
Reimbursement of Collateral Default Amount (          486,954.94

Collateral Interest Shortfall                               0.00

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Secti        2,227,968.72
      Excess Class B Reallocated FC&A [Secti          486,558.28
      Excess Collateral Interest Reallocated          864,869.56
         Total                                      3,579,396.56
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Se                0.00
    Allocated to reimburse Class A Investor                 0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13                0.00
    Allocated to fund the Class B Investor D          243,477.47
    Allocated to reimburse Class B Invested                 0.00
    Allocated to unpaid Allocated Servicing                 0.00
    Allocated to fund the Collateral Default          486,954.94
    Allocated to reimburse Collateral Invest                0.00
    Allocated to the Cash Collateral Account                0.00
    Allocated pursuant to the Collateral Agr        2,848,964.15

Subordinated Principal Collections [Section        37,188,364.17
   Allocated to Class A Required Amount [Sec                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15                0.00
    Allocated to fund the Class B Investor D                0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted PortNot Triggered
   Other Amortization Events                Not Triggered
Transaction Period                          REVOLVING

Principal Allocation Percentage             N/A
Principal Allocation Percentage Numerator   N/A

Available Investor Principal Collections
     Investor Principal Collections               227,512,779.48
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-1 Excess Principal Collecti                0.00
     [Subordinated Series Reallocated Princi                0.00
  Available Investor Principal Collections        227,512,779.48

Collateral Principal Collections                   25,279,197.72

Controlled Distribution Amount              N/A
Class A Monthly Principal (Due) [Section 4.0                0.00
Class A Monthly Principal (Paid)                            0.00

Deficit Controlled Amortization Amount                      0.00

Total Available to Pay Class B Monthly Princ      227,512,779.48
Class B Monthly Principal (Due) [Section 4.0                0.00
Class B Monthly Principal (Paid)                            0.00

Collateral Monthly Principal (Due) [Section                 0.00
Collateral Monthly Principal (Paid)                         0.00

Series 1994-1 Principal Shortfall                           0.00
Trust Excess Principal Collections                252,791,977.20


*** Funding Accounts ***

Class A Principal Funding Account deposit   N/A
Principal Distributed to Class A Certificate                0.00
Class A Principal Funding Account Balance   N/A

Class B Principal Funding Account deposits                  0.00
Principal Distributed to Class B Certificate                0.00
Class B Principal Funding Account Balance   N/A

Class A Interest Payment/Deposit
   from Collection Account                          4,523,155.06
   from Principal Funding Account           N/A
   Paid to Class A Certificateholders               4,523,155.06
   Principal Funding Account Balance        N/A

Class B Interest Payment/Deposit
   from Collection Account                            252,083.33
   from Principal Funding Account           N/A
   Paid to Class B Certificateholders                 252,083.33
   Principal Funding Account Balance                        0.00

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Off                0.00
Cumulative Unreimbursed Class A Investor Cha                0.00

Reduction of Class B Invested Amount (Other                 0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Off                0.00
Cumulative Unreimbursed Class B Investor Cha                0.00

Reduction of the Collateral Invested Amount                 0.00
Previous month's ending Collateral Invested       100,000,000.00
Current Month's ending Collateral Invested A      100,000,000.00
Reimbursement of Collateral Invested Amount                 0.00
Cumulative Unreimbursed Collateral Invested                 0.00

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing                 0.00
Cumulative unreimbursed unpaid Allocated Ser               (0.00)
*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Mont    6,714,768,078.71
Average Principal outstanding based upon add    6,714,768,078.71
Principal Receivables outstanding [End of Mo    6,343,365,954.56
Finance Charge and Administrative Receivable       90,984,632.85

Class A Invested Amount                           850,000,000.00
Class B Invested Amount                            50,000,000.00
Collateral Invested Amount                        100,000,000.00

Series Adjusted Invested Amount                 1,000,000,000.00
Series Required Sellers Amount                     70,000,000.00
Required Collateral Amount                        100,000,000.00
Available Collateral Amount                       100,000,000.00

Class A Certificate Balance                       850,000,000.00
Class B Certificate Balance                        50,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-O                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default A                0.00
      To reimburse Class B Invested Amount r                0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  0.00
   Net Available                                            0.00
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       0.00
   Cash Collateral Account Surplus                          0.00
   End Balance                                              0.00

Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97

*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            5.321359
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            5.321359

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                5.484380%
     (b) Spread                                         0.150000%
     (c) Class A Certificate Rate                       5.634380%
   2. Beginning Invested Amount                   850,000,000.00
   3. Days in the Interest Period                             34

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of Finance Charge & Ad       98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class A Invested Percentage                  85.000000%
      (b) Principal Allocation Percentage   N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                           NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class A Investor Default Amount               4,139,116.98

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
          Distribution Date(s) with respect to the Paymen   0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                              0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of s                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Da        1,666,666.67

   8. Deficit Controlled Amortization Amount                0.00

D. Class A Pool Factor                               1.000000000

E. Receivables Balances ( as reported for 12/16/96 Distribution)

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

F. Class B Certificates (as reported for 12/16/96 Distribution)

   1. Class B Invested Amount as of the end        50,000,000.00

   2. Available Collateral Invested Amount a      100,000,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
                                                       18-Feb-97
*****************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            5.041667
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            5.041667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                        6.050000%
   2. Beginning Class B Invested Amount            50,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of FC&A                      98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class B Invested Percentage                  5.0000000%
      (b) Principal Allocation Percentage   N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                       NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class B Investor Default Amount                 243,477.47

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                      0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other red                0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
          B Invested Amount as of the end of s              0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                               0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date                                      0.00

   8. Available Collateral Invested Amount (      100,000,000.00

   9. Deficit Controlled Amortization Amount                0.00

D. Class B Pool Factor                               1.000000000

E. Receivables Balances (as reported for 12/16/96 Distribution)

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivabl
   Payment Rate                                           25.982%
   Annualized Gross Cash Yield (excluding pr              17.588%
   Annualized Net Default Rate                             5.651%
   Annualized Portfolio Yield                             11.937%

Delinquency status of accounts:
   5 - 29 days ($)                                234,917,532.35
   5 - 29 days (%)     (Gross/Gross)                        3.65%
   30 - 59 days($)                                 90,895,804.74
   30 - 59 days (%)     (Gross/Gross)                       1.41%
   60+ days ($)                                   184,431,491.94
   60+ days (%)     (Gross/Gross)                           2.87%
        Total ($)                                 510,244,829.03
        Total (%)     (Gross/Gross)                         7.93%

Collections
   Principal                                    1,664,741,604.26
   Finance Charge                                  69,103,834.76
   Fees                                            10,759,338.83
   Allocated Interchange                           18,181,483.45
   Other Recoveries                                   368,795.99
   Total                                        1,763,155,057.29

Aggregate Principal Shortfalls for Group 1                  0.00

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Gross Principal Defaults                        32,697,894.81
   Principal Recoveries                             1,077,976.65
   Defaulted Receivables Repurchased Pursuan                0.00
   Defaulted Receivables Repurchased Pursuan                0.00
   Net Defaulted Amount (Gross Defaults less       31,619,918.16

*** Reallocated Investor Finance Charge and Administrative
Collectio

Reallocated Investor Finance Charge and Admi       15,251,352.51
Investor Defaulted Amount (Gross)                   4,869,549.39
Series Adjusted Portfolio Yield                           12.458%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                           87.0000000%
Fixed Class A Invested Percentage                     87.0000000%

Class A Monthly Interest (Due) [Section 4.08        5,075,000.00
Overdue Class A Monthly Interest (Due) [Sect                0.00
Class A Additional Interest (Due) [Section 4                0.00
Overdue Class A Additional Interest (Due) [S                0.00
Class A Investor Default Amount                     4,236,507.97
Allocable Servicing Fee (Due) [Section 3]           1,666,666.67
Previously unpaid Allocable Servicing Fee                   0.00

Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req                0.00
     From Cash Collateral Account Withdrawls                0.00
     From Subordinated Principal Collections                0.00
     Total ("Funded Class A Required Amount"                0.00

Class A Invested Percentage of Reallocated F       13,268,676.68
Amount that constitutes Excess FC&A [Section        2,290,502.04
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
Total Available for Class A Invested Percent       10,978,174.64

Class A Monthly Interest (Paid)                     5,075,000.00
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (P        4,236,507.97
Allocable Servicing Fee (Paid)                      1,666,666.67
Previously unpaid Allocable Servicing Fee (P                0.00

Class A Interest Shortfall                                  0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                            4.0000000%
Fixed Class B Invested Percentage                      4.0000000%

Class B Monthly Interest (Due) [Section 4.08          240,000.00
Overdue Class B Monthly Interest (Due) [Sect                0.00
Class B Additional Interest (Due) [Section 4                0.00
Overdue Class B Additional Interest (Due) [S                0.00
Class B Investor Default Amount                       194,781.98

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4                0.00
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4          194,781.98
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                     194,781.98

Class B Invested Percentage of Reallocated F          610,054.10
Amount that constitutes Excess FC&A [Section          370,054.10
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funded Class B Default Amount                         194,781.98
Total Available for Class B Floating Allocat          434,781.98

Class B Monthly Interest (Paid)                       240,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amoun          194,781.98

Class B Interest Shortfall                                  0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                         9.0000000%

Collateral Monthly Interest (Due) [Section 4          551,172.30
Overdue Collateral Monthly Interest (Due) [S                0.00
Collateral Additional Interest (Due) [Sectio                0.00
Overdue Collateral Additional Interest (Due)                0.00
Collateral Investor Default Amount                    438,259.45

Collateral Invested Percentage of Reallocate        1,372,621.73
Amount that constitutes Excess FC&A [Section        1,372,621.73



Collateral Monthly Interest (Paid)                    551,172.30
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid                0.00
Reimbursement of Collateral Default Amount (          438,259.45

Collateral Interest Shortfall                               0.00

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Secti        2,290,502.04
      Excess Class B Reallocated FC&A [Secti          370,054.10
      Excess from Collateral Interest Reallo        1,372,621.73
         Total                                      4,033,177.87
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Se                0.00
    Allocated to reimburse Class A Investor                 0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13                0.00
    Allocated to fund the Class B Investor D          194,781.98
    Allocated to reimburse Class B Invested                 0.00
    Allocated to pay current or overdue Collateral Monthly
     Interest, and Collateral Additional Interest [S
                                                      551,172.30
    Allocated to unpaid Allocated Servicing                 0.00
    Allocated to fund the Collateral Default          438,259.45
    Allocated to reimburse Collateral Invest                0.00
    Allocated to the Cash Collateral Account                0.00
    Allocated pursuant to the Collateral Agr        2,848,964.14

Subordinated Principal Collections [Section        32,229,915.62
   Allocated to Class A Required Amount [Sec                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15                0.00
    Allocated to fund the Class B Investor D                0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted PortNot Triggered
   Other Amortization Events                Not Triggered
Transaction Period                          REVOLVING

Principal Allocation Percentage             N/A
Principal Allocation Percentage Numerator   N/A

Available Investor Principal Collections
     Investor Principal Collections               230,040,699.26
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-1 Excess Principal Collecti                0.00
     [Subordinated Series Reallocated Princi                0.00
  Available Investor Principal Collections        230,040,699.26

Collateral Principal Collections                   22,751,277.95

Controlled Distribution Amount              N/A
Class A Monthly Principal (Due) [Section 4.0                0.00
Class A Monthly Principal (Paid)                            0.00

Deficit Controlled Amortization Amount                      0.00

Total Available to Pay Class B Monthly Princ      230,040,699.26
Class B Monthly Principal (Due) [Section 4.0                0.00
Class B Monthly Principal (Paid)                            0.00

Collateral Monthly Principal (Due) [Section                 0.00
Collateral Monthly Principal (Paid)                         0.00

Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                252,791,977.21


*** Funding Accounts ***

Class A Principal Funding Account deposit   N/A
Principal Distributed to Class A Certificate                0.00
Class A Principal Funding Account Balance   N/A

Class B Principal Funding Account deposits                  0.00
Principal Distributed to Class B Certificate                0.00
Class B Principal Funding Account Balance   N/A

Class A Interest Payment/Deposit
   from Collection Account                          5,075,000.00
   from Principal Funding Account           N/A
   Paid to Class A Certificateholders               5,075,000.00
   Principal Funding Account Balance        N/A

Class B Interest Payment/Deposit
   from Collection Account                            240,000.00
   from Principal Funding Account           N/A
   Paid to Class B Certificateholders                 240,000.00
   Principal Funding Account Balance                        0.00

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Off                0.00
Cumulative Unreimbursed Class A Investor Cha                0.00

Reduction of Class B Invested Amount (Other                 0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Off                0.00
Cumulative Unreimbursed Class B Investor Cha                0.00

Reduction of the Collateral Invested Amount                 0.00
Previous month's ending Collateral Invested        90,000,000.00
Current Month's ending Collateral Invested A       90,000,000.00
Reimbursement of Collateral Invested Amount                 0.00
Cumulative Unreimbursed Collateral Invested                 0.00

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing                 0.00
Cumulative unreimbursed unpaid Allocated Ser                0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Mont    6,714,768,078.71
Average Principal outstanding based upon add    6,714,768,078.71
Principal Receivables outstanding [End of Mo    6,343,365,954.56
Finance Charge and Administrative Receivable       90,984,632.85

Class A Invested Amount                           870,000,000.00
Class B Invested Amount                            40,000,000.00
Collateral Invested Amount                         90,000,000.00

Series Adjusted Invested Amount                 1,000,000,000.00
Series Required Sellers Amount                     70,000,000.00
Required Collateral Amount                         90,000,000.00
Available Collateral Amount                        90,000,000.00

Class A Certificate Balance                       870,000,000.00
Class B Certificate Balance                        40,000,000.00

*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-O                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default A                0.00
      To reimburse Class B Invested Amount r                0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  0.00
   Net Available                                            0.00
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       0.00
   Cash Collateral Account Surplus                          0.00
   End Balance                                              0.00
Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00
*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                 31-Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            5.833333
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            5.833333

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                       7.0000000%
   2. Beginning Invested Amount                   870,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of Finance Charge & Ad       98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class A Invested Percentage                 87.0000000%
      (b) Principal Allocation Percentage   N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                           NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class A Investor Default Amount               4,236,507.97

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
          Distribution Date(s) with respect to the Paymen   0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                              0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of s                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Da        1,666,666.67

   8. Deficit Controlled Amortization Amount                0.00

D. Class A Pool Factor                               1.000000000

E. Receivables Balances (as reported for 12/16/96 Distribution)

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

F. Class B Certificates (as reported for 12/16/96 Distribution)

   1. Class B Invested Amount as of the end        40,000,000.00

   2. Available Collateral Invested Amount a       90,000,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust               Feb-97
                                                       18-Feb-97
*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            6.000000
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            6.000000

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                       7.2000000%
   2. Beginning Class B Invested Amount            40,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of FC&A                      98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class B Invested Percentage                  4.0000000%
      (b) Principal Allocation Percentage   N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                       NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class B Investor Default Amount                 194,781.98

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                      0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other red                0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
          B Invested Amount as of the end of s                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                               0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date                                      0.00%

   8. Available Collateral Invested Amount         90,000,000.00

   9. Deficit Controlled Amortization Amount                0.00

D. Class B Pool Factor                               1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*********************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivabl
   Payment Rate                                           25.982%
   Annualized Gross Cash Yield (excluding pr              17.588%
   Annualized Net Default Rate                             5.651%
   Annualized Portfolio Yield                             11.937%

Delinquency status of accounts:
   5 - 29 days ($)                                234,917,532.35
   5 - 29 days (%)     (Gross/Gross)                        3.65%
   30 - 59 days($)                                 90,895,804.74
   30 - 59 days (%)     (Gross/Gross)                       1.41%
   60+ days ($)                                   184,431,491.94
   60+ days (%)     (Gross/Gross)                           2.87%
        Total ($)                                 510,244,829.03
        Total (%)     (Gross/Gross)                         7.93%

Collections
   Principal                                    1,664,741,604.26
   Finance Charge                                  69,103,834.76
   Fees                                            10,759,338.83
   Allocated Interchange                           18,181,483.45
   Other Recoveries                                   368,795.99
   Total                                        1,763,155,057.29

Aggregate Principal Shortfalls for Group 1                  0.00

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Gross Principal Defaults                        32,697,894.81
   Principal Recoveries                             1,077,976.65
   Defaulted Receivables Repurchased Pursuan                0.00
   Defaulted Receivables Repurchased Pursuan                0.00
   Net Defaulted Amount (Gross Defaults less       31,619,918.16

*** Reallocated Investor Finance Charge and Administrative
Collectio

Reallocated Investor Finance Charge and Admi        8,893,560.85
Investor Defaulted Amount (Gross)                   2,921,729.64
Series Adjusted Portfolio Yield                           11.944%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                           87.0000000%
Fixed Class A Invested Percentage                     87.0000000%

Class A Monthly Interest (Due) [Section 4.08        2,777,749.34
Overdue Class A Monthly Interest (Due) [Sect                0.00
Class A Additional Interest (Due) [Section 4                0.00
Overdue Class A Additional Interest (Due) [S                0.00
Class A Investor Default Amount                     2,541,904.79
Allocable Servicing Fee (Due) [Section 3]           1,000,000.00
Previously unpaid Allocable Servicing Fee                   0.00

Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req                0.00
     From Cash Collateral Account Withdrawls                0.00
     From Subordinated Principal Collections                0.00
     Total ("Funded Class A Required Amount"                0.00

Class A Invested Percentage of Reallocated F        7,737,397.94
Amount that constitutes Excess FC&A [Section        1,417,743.81
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
Total Available for Class A Invested Percent        6,319,654.13

Class A Monthly Interest (Paid)                     2,777,749.34
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (P        2,541,904.79
Allocable Servicing Fee (Paid)                      1,000,000.00
Previously unpaid Allocable Servicing Fee (P                0.00

Class A Interest Shortfall                                  0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                            4.0000000%
Fixed Class B Invested Percentage                      4.0000000%

Class B Monthly Interest (Due) [Section 4.08          154,000.00
Overdue Class B Monthly Interest (Due) [Sect                0.00
Class B Additional Interest (Due) [Section 4                0.00
Overdue Class B Additional Interest (Due) [S                0.00
Class B Investor Default Amount                       116,869.19

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4                0.00
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4          116,869.19
     From Cash Collateral Account Withdrawl                 0.00
     From Subordinated Principal Collections                0.00
     Total Funded                                     116,869.19

Class B Invested Percentage of Reallocated F          355,742.43
Amount that constitutes Excess FC&A [Section          201,742.43
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummula                0.00
Funded Class B Default Amount                         116,869.19
Total Available for Class B Floating Allocat          270,869.19

Class B Monthly Interest (Paid)                       154,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amoun          116,869.19

Class B Interest Shortfall                                  0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                         9.0000000%

Collateral Monthly Interest (Due) [Section 4          330,703.38
Overdue Collateral Monthly Interest (Due) [S                0.00
Collateral Additional Interest (Due) [Sectio                0.00
Overdue Collateral Additional Interest (Due)                0.00
Collateral Investor Default Amount                    262,955.67

Collateral Invested Percentage of Reallocate          800,420.48
Amount that constitutes Excess FC&A [Section          800,420.48



Collateral Monthly Interest (Paid)                    330,703.38
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid                0.00
Reimbursement of Collateral Default Amount (          262,955.67

Collateral Interest Shortfall                               0.00

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Secti        1,417,743.81
      Excess Class B Reallocated FC&A [Secti          201,742.43
      Excess from Collateral Interest Reallo          800,420.48
         Total                                      2,419,906.72
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Se                0.00
    Allocated to reimburse Class A Investor                 0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13                0.00
    Allocated to fund the Class B Investor D          116,869.19
    Allocated to reimburse Class B Invested                 0.00
    Allocated to pay current or overdue Collateral Monthly
Interest,
       and Collateral Additional Interest [S          330,703.38
    Allocated to unpaid Allocated Servicing                 0.00
    Allocated to fund the Collateral Default          262,955.67
    Allocated to reimburse Collateral Invest                0.00
    Allocated to the Cash Collateral Account                0.00
    Allocated pursuant to the Collateral Agr        1,709,378.48

Subordinated Principal Collections [Section        19,337,949.37
   Allocated to Class A Required Amount [Sec                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15                0.00
    Allocated to fund the Class B Investor D                0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted PortNot Triggered
   Other Amortization Events                Not Triggered
Transaction Period                          REVOLVING

Principal Allocation Percentage             N/A
Principal Allocation Percentage Numerator   N/A

Available Investor Principal Collections
     Investor Principal Collections               138,024,419.57
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1995-1 Excess Principal Collecti                0.00
     [Subordinated Series Reallocated Princi                0.00
  Available Investor Principal Collections        138,024,419.57

Collateral Principal Collections                   13,650,766.77

Controlled Distribution Amount              N/A
Class A Monthly Principal (Due) [Section 4.0                0.00
Class A Monthly Principal (Paid)                            0.00

Deficit Controlled Amortization Amount                      0.00

Total Available to Pay Class B Monthly Princ      138,024,419.57
Class B Monthly Principal (Due) [Section 4.0                0.00
Class B Monthly Principal (Paid)                            0.00

Collateral Monthly Principal (Due) [Section                 0.00
Collateral Monthly Principal (Paid)                         0.00

Series 1995-1 Principal Shortfall                           0.00
Trust Excess Principal Collections                151,675,186.34


*** Funding Accounts ***

Class A Principal Funding Account deposit   N/A
Principal Distributed to Class A Certificate                0.00
Class A Principal Funding Account Balance   N/A

Class B Principal Funding Account deposits                  0.00
Principal Distributed to Class B Certificate                0.00
Class B Principal Funding Account Balance   N/A

Class A Interest Payment/Deposit
   from Collection Account                          2,777,749.34
   from Principal Funding Account           N/A
   Paid to Class A Certificateholders               2,777,749.34
   Principal Funding Account Balance        N/A

Class B Interest Payment/Deposit
   from Collection Account                            154,000.00
   from Principal Funding Account           N/A
   Paid to Class B Certificateholders                 154,000.00
   Principal Funding Account Balance                        0.00

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Off                0.00
Cumulative Unreimbursed Class A Investor Cha                0.00

Reduction of Class B Invested Amount (Other                 0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Off                0.00
Cumulative Unreimbursed Class B Investor Cha                0.00

Reduction of the Collateral Invested Amount                 0.00
Previous month's ending Collateral Invested        54,000,000.00
Current Month's ending Collateral Invested A       54,000,000.00
Reimbursement of Collateral Invested Amount                 0.00
Cumulative Unreimbursed Collateral Invested                 0.00

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing                 0.00
Cumulative unreimbursed unpaid Allocated Ser                0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Mont    6,714,768,078.71
Average Principal outstanding based upon add    6,714,768,078.71
Principal Receivables outstanding [End of Mo    6,343,365,954.56
Finance Charge and Administrative Receivable       90,984,632.85

Class A Invested Amount                           522,000,000.00
Class B Invested Amount                            24,000,000.00
Collateral Invested Amount                         54,000,000.00

Series Adjusted Invested Amount                   600,000,000.00
Series Required Sellers Amount                     42,000,000.00
Required Collateral Amount                         54,000,000.00
Available Collateral Amount                        54,000,000.00

Class A Certificate Balance                       522,000,000.00
Class B Certificate Balance                        24,000,000.00

*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-O                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default A                0.00
      To reimburse Class B Invested Amount r                0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  0.00
   Net Available                                            0.00
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       0.00
   Cash Collateral Account Surplus                          0.00
   End Balance                                              0.00
Collateral Surplus (Prime)                                 (0.00)
Cash Collateral Account Surplus (Prime)                    (0.00)


*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                 31-Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            5.321359
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            5.321359

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                5.484380%
     (b) Spread                                         0.150000%
     (c) Class A Certificate Rate                       5.634380%
   2. Beginning Invested Amount                   522,000,000.00
   3. Days in the Interest Period                             34

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of Finance Charge & Ad       98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class A Invested Percentage               87.000000000%
      (b) Principal Allocation Percentage   N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                           NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class A Investor Default Amount               2,541,904.79

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
          Distribution Date(s) with respect to the Paymen   0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                              0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of s                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Da        1,000,000.00

   8. Deficit Controlled Amortization Amount                0.00

D. Class A Pool Factor                               1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85

F. Class B Certificates

   1. Class B Invested Amount as of the end        24,000,000.00

   2. Available Collateral Invested Amount a       54,000,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                    Jan-97
Household Affinity Credit Card Master Trust            18-Feb-97
*****************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest            6.416667
   2. Principal distribution per $1,000 inte            0.000000
   3. Interest distribution per $1,000 inter            6.416667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                        7.700000%
   2. Beginning Class B Invested Amount            24,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                     1,763,155,057.29
      (b) Collections of FC&A                      98,413,453.03
      (c) Collections of Principal              1,664,741,604.26

   2. Allocation of Receivables
      (a) Class B Invested Percentage                   4.000000%
      (b) Principal Allocation Percentage   N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                       NA
      (b) Total amount on deposit in Principal
          Funding Account                                     NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                      234,917,532.35
                                    (%)   (G                3.65%
      (b) 30 - 59 days-- ($)                       90,895,804.74
                                    (%)   (G                1.41%
      (c) 60+ days -- ($)                         184,431,491.94
                                    (%)   (G                2.87%

   5. Class B Investor Default Amount                 116,869.19

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                      0.00
      (b) The amount of Item 6(a) per $1,000                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other red                0.00
      (d) The amount of Item 6(c) per $1,000                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
          B Invested Amount as of the end of s                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                               0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date                                      0.00

   8. Available Collateral Invested Amount         54,000,000.00

   9. Deficit Controlled Amortization Amount                0.00

D. Class B Pool Factor                               1.000000000

E. Receivables Balances                                     0.00

   1. Principal Receivables as of close of business on the last day

      of the preceding Due Period               6,343,365,954.56

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the pre       90,984,632.85